Exhibit 10.28

BUSINESS LOAN AGREEMENT

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

THIS BUSINESS LOAN AGREEMENT dated January 8, 2016, is made and executed between Amphastar Pharmaceuticals, Inc. ("Borrower") and East West Bank  ("Lender") on the following terms and conditions.  Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement.  Borrower understands and agrees that:  (A)  in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement;  (B)  the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and  (C)  all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM.  This Agreement shall be effective as of January 8, 2016, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE.  Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents.  Borrower shall provide to Lender the following documents for the Loan:  (1)  the Note;  (2)  Security Agreements granting to Lender security interests in the Collateral;  (3)  financing statements and all other documents perfecting Lender's Security Interests;  (4)  evidence of insurance as required below;  (5)  guaranties;  (6)  together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization.  Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents.  In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses.  Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties.  The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default.  There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization.  Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business.  Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  Borrower maintains an office at 11570 6th Street, Rancho Cucamonga, CA  91730.  Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral.  Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name.  Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names.  Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower.  Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:  None.

Authorization.  Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under  (1)  any provision of  (a)  Borrower's articles of incorporation or organization, or bylaws, or  (b)  any agreement or other instrument binding upon Borrower or  (2)  any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information.  Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender.  Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect.  This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties.  Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties.  All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances.  Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that:  (1)  During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral.  (2)  Borrower has no knowledge of, or reason to believe that there has been  (a)  any breach or violation of any Environmental Laws;  (b)  any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or  (c)  any actual or threatened litigation or claims of any kind by any person relating to such matters.  (3)  Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws.  Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement.  Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person.  The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances.  Borrower hereby  (1)  releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and  (2)  agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral.  The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims.  No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes.  To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority.  Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect.  This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation.  Promptly inform Lender in writing of  (1)  all material adverse changes in Borrower's financial condition, and  (2)  all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records.  Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements.  Furnish Lender with the following:

Additional Requirements.  Borrower understands and agrees that while this Agreement is in effect, Borrower will maintain a financial condition indicated by the following statements at all times, unless otherwise noted:

Annual Statements.  As soon as available, but in no event later than one hundred fifty (150) days after the end of each fiscal year, Borrower shall provide Lender with Borrower's balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the year ended, audited  by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information.  Furnish such additional information and statements, as Lender may request from time to time.

Financial Covenants and Ratios.  Comply with the following covenants and ratios:

Additional Requirements.  Borrower understands and agrees that while this Agreement is in effect, Borrower will maintain a financial condition indicated by the following ratios at all times, unless otherwise noted:

Debt Coverage Ratio.  Maintain a Debt Coverage Ratio (defined as earnings before interest, taxes, depreciation, and amortization ("EBITDA") plus pre-launched inventory and stock option expenses minus dividends to be divided by current portion of long term debt (CPLTD) plus interest of not less than 1.45 to 1. To be tested annually and is based on consolidated financial statement of Amphastar Pharmaceuticals, Inc.

Cash on Hand. Maintain a cash on hand of no less than $15,000,000.00, if DCR violation is to be waived.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

Insurance.  Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender.  Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender.  Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person.  In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports.  Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following:  (1)  the name of the insurer;  (2)  the risks insured;  (3)  the amount of the policy;  (4)  the properties insured;  (5)  the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and  (6)  the expiration date of the policy.  In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral.  The cost of such appraisal shall be paid by Borrower.

Guaranties.  Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender's forms, and in the amount and under the conditions set forth in those guaranties.

Loan No. 187002

Name of Guarantor	Amount

International Medication Systems, Limited	Unlimited

Other Agreements.  Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds.  Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens.  Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.  Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as  (1)  the legality of the same shall be contested in good faith by appropriate proceedings, and  (2)  Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance.  Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender.  Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations.  Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies.  Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements.  Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act.  Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized.  Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection.  Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records.  If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Compliance Certificates.  Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports.  Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances.  Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower.  All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand;  (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either  (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS.  Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens.  (1)  Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases,  (2)  sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or  (3)  sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations.  (1)  Engage in any business activities substantially different than those in which Borrower is presently engaged,  (2)  cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or  (3)  pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that

Loan No. 187003

notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

Loans, Acquisitions and Guaranties.  (1)  Loan, invest in or advance money or assets to any other person, enterprise or entity,  (2)  purchase, create or acquire any interest in any other enterprise or entity, or  (3)  incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements.  Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES.  If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:  (A)  Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender;  (B)  Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt;  (C)  there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or  (D)  any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the Loan.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties.  Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency.  The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization.  This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan.  This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership.  Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change.  A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Right to Cure.  If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default:  (1)  cure the default within fifteen (15) days; or  (2)  if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT.  If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional.  In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise.  Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

JUDICIAL REFERENCE. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering

Loan No. 187004

temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

PRIOR LOAN AGREEMENT. This Loan Agreement supersedes, replaces and restates in its entirety that certain Business Loan Agreement dated September 13, 2005 entered into between Borrower and Lender, together with all modifications thereto (the “Prior Loan Agreement”).  The Prior Loan Agreement shall have no further force and effect.

CROSS ACCELERATION. In addition to the due dates and maturity date set forth in the Note, all principal and accrued interest and other amounts owed under this Note shall become due in full at such earlier time, if any, the obligations of Borrower to Lender under that Promissory Note loan number 28933, loan number 20002400, loan number 20002400-600 and loan number 30011277 (as such notes may be amended or extended from time to time) are paid in full.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

ORAL AGREEMENTS NOT EFFECTIVE. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

OTHER DEFAULTS MODIFIED. Notwithstanding the section above entitled “Other Defaults”, Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or Agreement or in any of the Related Documents between Lender and Borrower; or any shareholder, member, trustor, or any owner of the Borrower also holding a controlling interest in any given entity’s common stock, membership interest, trust interest, or any other ownership interest (“Related Entity”), fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and the Related Entity.

DEPOSIT RELATIONSHIP. While this Agreement is in effect, Borrower shall maintain its main operating account with Lender.

ADDENDUM TO BUSINESS LOAN AGREEMENT.  An exhibit, titled "ADDENDUM TO BUSINESS LOAN AGREEMENT," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

Amendments.  This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses.  Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement.  Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings.  Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation.  Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender.  Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters.  Borrower additionally

Loan No. 187005

waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests.  Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests.  Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan.  Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law.  This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.  This Agreement has been accepted by Lender in the State of California.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement.  Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address.  Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower.  To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates.  Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns.  All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns.  Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties.  Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents.  Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence.  Time is of the essence in the performance of this Agreement.

Waive Jury.  To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Agreement.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code.  Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance.  The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement.  The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower.  The word "Borrower" means Amphastar Pharmaceuticals, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral.  The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws.  The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Loan No. 187006

Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP.  The word "GAAP" means generally accepted accounting principles.

Grantor.  The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor.  The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances.  The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled.  The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.  The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender.  The word "Lender" means East West Bank, its successors and assigns.

Loan.  The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note.  The word "Note" means the Promissory Note dated September 13, 2005 and Change In Terms Agreement dated January 8, 2016 in the principal amount of $3,724,840.78, from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the promissory note or agreement.

Permitted Liens.  The words "Permitted Liens" mean  (1)  liens and security interests securing Indebtedness owed by Borrower to Lender;  (2)  liens for taxes, assessments, or similar charges either not yet due or being contested in good faith;  (3)  liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent;  (4)  purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens";  (5)  liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and  (6)  those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement.  The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest.  The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS.  THIS BUSINESS LOAN AGREEMENT IS DATED JANUARY 8, 2016.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________ Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

LENDER:

EAST WEST BANK

By: ____          /s/REBECCA LEE_______________

Authorized Signer

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\C40.FC  TR-5156  PR-1 (M)

Loan No. 187007

ADDENDUM TO BUSINESS LOAN AGREEMENT

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

This ADDENDUM TO BUSINESS LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement, dated January 8, 2016, and executed in connection with a loan or other financial accommodations between EAST WEST BANK and Amphastar Pharmaceuticals, Inc.

Re: Loan No. 18700

The DEFINITION of "Collateral" is hereby amended to read as follows:

"Collateral.  The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest or Financial Contract whatsoever, whether created by law, contract, or otherwise."

The DEFINITION of "Indebtedness" is hereby amended to read as follows:

"Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents, including any obligations related to any Financial  Contract."

The DEFINITION of "Related Documents" is hereby amended to read as follows:

"Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, Interest Rate Derivative Documentation, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan."

The following DEFINITIONS are hereby added to the Agreement:

"Financial Contract.  The words "Financial Contract" mean (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); or (2) any combination of the foregoing.

Interest Rate Derivative Documentation.  The words "Interest Rate Derivative Documentation" mean each trade confirmation, and the international swaps and derivative association master and schedule agreement executed in connection with the Indebtedness".

THIS ADDENDUM TO BUSINESS LOAN AGREEMENT IS EXECUTED ON JANUARY 8, 2016.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________

Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.

By: _________/s/WILLIAM J. PETERS____________

William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

LENDER:

EAST WEST BANK

By: ____          /s/REBECCA LEE_______________

Authorized Signer

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\C40.FC  TR-5156  PR-1 (M)

Loan No. 187008

CHANGE IN TERMS AGREEMENT

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

Principal Amount: $3,724,840.78	Date of Agreement: January 8, 2016

DESCRIPTION OF EXISTING INDEBTEDNESS.  The Promissory Note dated September 13, 2005, for loan number 18700, in the original Principal Amount of $5,000,000.00, along with any and all subsequent Change In Terms Agreements.

DESCRIPTION OF COLLATERAL.  Borrower acknowledges this Agreement is secured by the following collateral described in the security instruments listed herein:

(A)  a Deed of Trust dated January 8, 2016, to a trustee in favor of Lender on real property located in San Bernardino County, State of California.  That agreement contains the following due on sale provision:  Lender may, at Lender's option, declare immediately due and payable all sums secured by the Deed of Trust upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property.  A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property.  If any Borrower is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Borrower.  However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

(B)  an Assignment of All Rents to Lender on real property located in San Bernardino County, State of California.

(C) fixtures described in a Commercial Security Agreement dated September 13, 2005.

DESCRIPTION OF CHANGE IN TERMS.

The Maturity date of the Note is hereby extended from January 1, 2016 to February 5, 2021.

The sections entitled "PAYMENT" and "VARIABLE INTEREST RATE" are hereby amended and restated as follows:

PAYMENT.  Borrower will make principal payments on this loan as set forth in the attached Exhibit "A. Borrower's first principal payment is due March 5, 2016, and all subsequent principal payments are due on the same day of each month after that.  In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning March 5,  2016, with all subsequent interest payments to be due on the same day of each month after that.  Borrower's final payment due February 5, 2021, will be for all principal and all accrued interest not yet paid.

Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs.  Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.  The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the daily Wall Street Journal Prime Rate, as quoted in the "Money Rates" column of The Wall Street Journal (Western Edition) all as determined by Lender (the "Index").  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower.  Lender will tell Borrower the current Index rate upon Borrower's request.  The interest rate change will not occur more often than each day.  Borrower understands that Lender may make loans based on other rates as well.  The Index currently is 3.500% per annum.  Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate equal to the Index, resulting in an initial rate of 3.500%.  NOTICE:  Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law.  Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following:  (A)  increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date,  (B)  increase Borrower's payments to cover accruing interest,  (C)  increase the number of Borrower's payments, and  (D)  continue Borrower's payments at the same amount and increase Borrower's final payment.

INTEREST CALCULATION METHOD.  Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this loan is computed using this method.

BUSINESS DAY. Any day other than a Saturday or a Sunday or any day on which commercial banks in Los Angeles, California, are authorized or required to close.

PAYMENT DUE DATE. If any payment required to be made by the Borrower hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

The section entitled "INTEREST AFTER DEFAULT" is hereby amended and restated as follows:

INTEREST AFTER DEFAULT.  Upon default, the interest rate on this loan shall, if permitted under applicable law, immediately increase by adding an additional 5.000 percentage point margin ("Default Rate Margin").  The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default.

The section entitled "Other Defaults Modified" is hereby amended and restated as follows:

Other Defaults Modified. Notwithstanding the section above entitled “Other Defaults”, Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or Agreement or in any of the Related Documents between Lender and Borrower; or any shareholder, member, trustor, or any owner of the Borrower also holding a controlling interest in any given entity’s common stock, membership interest, trust interest, or any other ownership interest (“Related Entity”), fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and the Related Entity

Loan No. 187009

The section entitled "DISHONORED ITEM FEE" is hereby amended and restated as follows:

DISHONORED ITEM FEE.  Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

JUDICIAL REFERENCE. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

ORAL AGREEMENTS NOT EFFECTIVE. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

ADDENDUM TO CHANGE IN TERMS AGREEMENT- INTEREST RATE SWAP.  An exhibit, titled "ADDENDUM TO Change In Terms Agreement- INTEREST RATE SWAP," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

EXHIBIT "A".  An exhibit, titled "EXHIBIT "A"," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT.  BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

Loan No. 1870010

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________ Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\D20C.FC  TR-5156  PR-1 (M)

Loan No. 1870011

ADDENDUM TO CHANGE IN TERMS AGREEMENT- INTEREST RATE SWAP

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

This ADDENDUM TO CHANGE IN TERMS AGREEMENT- INTEREST RATE SWAP is attached to and by this reference is made a part of the Change In Terms Agreement, dated January 8, 2016, and executed in connection with a loan or other financial accommodations between EAST WEST BANK and Amphastar Pharmaceuticals, Inc.

Re: Loan No. 18700

The following sentence is hereby added to the paragraph headed "PREPAYMENT; MINIMUM INTEREST CHARGE":

"Notwithstanding the provisions of this paragraph, Borrower must consult with Lender prior to making any prepayments when a Financial Contract has been executed between Borrower and Lender in connection with this Note.  Borrower acknowledges that partial prepayments of the Note will require the Financial Contract to be amended."

The subparagraph headed "Other Defaults," in the paragraph headed "DEFAULT," is hereby amended to read as follows:

"Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement including but not limited to any Financial Contract between Lender and Borrower."

The subparagraph headed "Cure Provisions," in the paragraph headed "DEFAULT," is hereby amended to read as follows:

"Cure Provisions.  If any default, other than a default in payment or in a Financial Contract, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical."

The following DEFINITION is hereby added to the Note:

"Financial Contract.  The words "Financial Contract" mean (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); or (2) any combination of the foregoing.

THIS ADDENDUM TO CHANGE IN TERMS AGREEMENT- INTEREST RATE SWAP IS EXECUTED ON JANUARY 8, 2016.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________

Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.

By: _________/s/WILLIAM J. PETERS____________

William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\D20C.FC  TR-5156  PR-1 (M)

Loan No. 1870012

EXHIBIT "A"

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

This EXHIBIT "A" is attached to and by this reference is made a part of the Change In Terms Agreement, dated January 8, 2016, and executed in connection with a loan or other financial accommodations between EAST WEST BANK and Amphastar Pharmaceuticals, Inc.

Re: Loan No. 18700

Principal Payment		Payment Date
01	$6,498.00	7-Mar-16
02	$6,498.00	5-Apr-16
03	$6,498.00	5-May-16
04	$6,498.00	6-Jun-16
05	$6,498.00	5-Jul-16
06	$6,498.00	5-Aug-16
07	$6,498.00	6-Sep-16
08	$6,498.00	5-Oct-16
09	$6,498.00	7-Nov-16
10	$6,498.00	5-Dec-16
11	$6,498.00	5-Jan-17
12	$6,498.00	6-Feb-17
13	$6,943.00	6-Mar-17
14	$6,943.00	5-Apr-17
15	$6,943.00	5-May-17
16	$6,943.00	5-Jun-17
17	$6,943.00	5-Jul-17
18	$6,943.00	7-Aug-17
19	$6,943.00	5-Sep-17
20	$6,943.00	5-Oct-17
21	$6,943.00	6-Nov-17
22	$6,943.00	5-Dec-17
23	$6,943.00	5-Jan-18
24	$6,943.00	5-Feb-18
25	$7,243.00	5-Mar-18
26	$7,243.00	5-Apr-18
27	$7,243.00	7-May-18
28	$7,243.00	5-Jun-18
29	$7,243.00	5-Jul-18
30	$7,243.00	6-Aug-18
31	$7,243.00	5-Sep-18
32	$7,243.00	5-Oct-18
33	$7,243.00	5-Nov-18
34	$7,243.00	5-Dec-18
35	$7,243.00	7-Jan-19
36	$7,243.00	5-Feb-19
37	$7,600.00	5-Mar-19
38	$7,600.00	5-Apr-19
39	$7,600.00	6-May-19
40	$7,600.00	5-Jun-19
41	$7,600.00	5-Jul-19
42	$7,600.00	5-Aug-19
43	$7,600.00	5-Sep-19
44	$7,600.00	7-Oct-19
45	$7,600.00	5-Nov-19
46	$7,600.00	5-Dec-19
47	$7,600.00	6-Jan-20
48	$7,600.00	5-Feb-20
49	$7,935.00	5-Mar-20

50	$7,935.00	6-Apr-20
51	$7,935.00	5-May-20
52	$7,935.00	5-Jun-20
53	$7,935.00	6-Jul-20
54	$7,935.00	5-Aug-20
55	$7,935.00	8-Sep-20
56	$7,935.00	5-Oct-20
57	$7,935.00	5-Nov-20
58	$7,935.00	7-Dec-20
59	$7,935.00	5-Jan-21
60	$3,298,147.78	5-Feb-21.

THIS EXHIBIT "A" IS EXECUTED ON JANUARY 8, 2016.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________

Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.

By: _________/s/WILLIAM J. PETERS____________

William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\D20C.FC  TR-5156  PR-1 (M)

CORPORATE RESOLUTION TO GUARANTEE / SUBORDINATE DEBT

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

Corporation:	International Medication Systems, Limited c/o Amphastar Pharmaceuticals, Inc. 11570 Sixth Street Rancho Cucamonga, CA 91730

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE.  The complete and correct name of the Corporation is International Medication Systems, Limited ("Corporation").  The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at c/o Amphastar Pharmaceuticals, Inc.

11570 Sixth Street, Rancho Cucamonga, CA  91730.  Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records.  The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on January 8, 2015, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS.  The following named persons are officers of International Medication Systems, Limited:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Jack Zhang	CEO	Y	X __________/s/JACK ZHANG________________ (Seal)

William J. Peters	CFO	Y	X _________/s/WILLIAM J. PETERS____________ (Seal)

ACTIONS AUTHORIZED.  Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Guaranty.  To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the officers of the Corporation and Lender and in such sum or sums of money as in their judgment should be guaranteed or assured, without limit (the "Guaranty").

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.  Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Subordination.  To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender ("Subordinated Indebtedness"), together with subordination by the Corporation of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Corporation's Officers and Lender and in such amounts as in their judgment should be subordinated.

Other Actions.  (A) Enter into any interest rate, credit, commodity or equity swap, cap, floor, collar, forward, foreign exchange transaction, currency swap, cross currency swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, the foregoing or similar transactions with the Lender. (B) Apply for letters of credit or seek issuance of banker's acceptances under which the Company shall be liable to the Lender for repayment. (C) Purchase and sell foreign currencies, on behalf of the Company, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officer(s) authorized herein may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or accounts of the Company for the cost of any foreign currencies so purchased through the Lender.

Further Acts.  To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:  None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any  (A)  change in the Corporation's name;  (B)  change in the Corporation's assumed business name(s);  (C)  change in the management of the Corporation;  (D)  change in the authorized signer(s);  (E)  change in the Corporation's principal office address;  (F)  change in the Corporation's state of organization;  (G)  conversion of the Corporation to a new or different type of business entity; or  (H)  change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct.  This Corporate Resolution to Guarantee / Subordinate Debt is dated January 8, 2016.

 THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X __________/s/Jacob Liawatidewi________________ Jacob Liawatidewl, Secretary	(Seal)

NOTE:  If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - DE/CA  F:\PROD\LOANDOC\CFI\LPL\C10.FC  TR-5156  PR-1 (M)

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Corporation:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE.  The complete and correct name of the Corporation is Amphastar Pharmaceuticals, Inc. ("Corporation").  The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at 11570 6th Street, Rancho Cucamonga, CA  91730.  Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records.  The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on January 8, 2016, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS.  The following named persons are officers of Amphastar Pharmaceuticals, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Jack Zhang	CEO	Y	X __________/s/JACK ZHANG________________ (Seal)

William J. Peters	CFO	Y	X _________/s/WILLIAM J. PETERS____________ (Seal)

ACTIONS AUTHORIZED.  Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money.  To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes.  To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security.  To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.  Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Other Actions.  (A) Enter into any interest rate, credit, commodity or equity swap, cap, floor, collar, forward, foreign exchange transaction, currency swap, cross currency swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, the foregoing or similar transactions with the Lender. (B) Apply for letters of credit or seek issuance of banker's acceptances under which the Corporation shall be liable to the Lender for repayment. (C) Purchase and sell foreign currencies, on behalf of the Corporation, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officer(s) authorized herein may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or accounts of the Corporation for the cost of any foreign currencies so purchased through the Lender.

Negotiate Items.  To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:  None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any  (A)  change in the Corporation's name;  (B)  change in the Corporation's assumed business name(s);  (C)  change in the management of the Corporation;  (D)  change in the authorized signer(s);  (E)  change in the Corporation's principal office address;  (F)  change in the Corporation's state of organization;  (G)  conversion of the Corporation to a new or different type of business entity; or  (H)  change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct.  This Corporate Resolution to Borrow / Grant Collateral is dated January 8, 2016.

 THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X __________/s/Jacob Liawatidewi________________ Jacob Liawatidewl, Secretary	(Seal)

NOTE:  If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

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DISCLOSURE OF RIGHT TO RECEIVE A COPY OF AN APPRAISAL

Applicant:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

Disclosure of Right to Receive a Copy of an Appraisal

Application Number: 18700	Loan Number: 18700

You have the right to a copy of the appraisal report used in connection with your application for credit.  If you wish to have a copy, please write to us at the following mailing address East West Bank Appraisal Department 9300 Flair Drive, 6th Floor El Monte, CA  91731.  We must hear from you no later than ninety (90) days after we notify you about the action taken on your credit application or no later than ninety (90) days after you withdraw your application.

In your letter, give us the following information:

Borrower's name, property address and loan number

Upon your request, the appraisal report will be sent to:

11570 6th Street

Rancho Cucamonga, CA  91730

Costs of Providing the Appraisal Copy:  You are required to pay the cost of the appraisal.

APPLICANT ACKNOWLEDGMENT

I acknowledge that I have received a copy of this Disclosure of Right to Receive a Copy of an Appraisal.

APPLICANT:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________

Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.

____________________ Date	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

____________________

Date

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HAZARD INSURANCE DISCLOSURE

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

HAZARD INSURANCE DISCLOSURE

Made Pursuant to California Civil Code Section 2955.5

IMPORTANT

DO NOT SIGN THIS FORM UNTIL YOU CAREFULLY

READ IT AND UNDERSTAND ITS CONTENT

You have applied for a loan or credit accommodation that will be secured by real property. As a condition of the loan or credit accommodation, Lender may require you to maintain hazard insurance coverage for the real property. California law provides that Lender cannot require you, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the property (such as fire and other perils) in an amount exceeding the replacement value of the building or structures attached to the property.

BY SIGNING BELOW, YOU ACKNOWLEDGE THAT YOU HAVE READ, RECEIVED AND UNDERSTAND THIS HAZARD INSURANCE DISCLOSURE. THIS DISCLOSURE IS DATED JANUARY 8, 2016.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________ Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

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AGREEMENT TO PROVIDE INSURANCE

Grantor:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

INSURANCE REQUIREMENTS.  Grantor, Amphastar Pharmaceuticals, Inc. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender.  These requirements are set forth in the security documents for the loan.  The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:	11530 6th Street, Rancho Cucamonga, CA 91730.

Type:  Fire and extended coverage.

Amount:  Full Insurable Value; however in no event greater than the value of the replacement cost of the improvements.

Basis:  Replacement value.

Endorsements:  Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.

Comments:  Lender's Loss Payable Endorsement to read:  East West Bank, its successors and/or assigns,  at P.O. Box 60021, City of Industry, CA 91716-0021.

Deductible.  Not to exceed $50,000.00.

Latest Delivery Date:  By the loan closing date.

INSURANCE COMPANY.  Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE.  Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 11530 6th Street, Rancho Cucamonga, CA  91730.

 The Collateral securing this loan is not currently located in an area identified as having special flood hazards.  Therefore, no special flood hazard insurance is necessary at this time.  Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.  Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

INSURANCE MAILING ADDRESS.  All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

East West Bank

Loan Service Department - Insurance

P.O. Box 60021

City of Industry, CA  91716-0021

HAZARDOUS INSURANCE DISCLOSURE. Lender has advised us that it is not permitted under California law to require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property (such as fire and other peril) in an amount exceeding the replacement value of the improvements on the property.

FAILURE TO PROVIDE INSURANCE.  Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of January 8, 2016, or earlier.  Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document.  The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document.  GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED.  IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION.  For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED JANUARY 8, 2016.

GRANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________ Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE: _______________________	PHONE _______________________________

AGENT'S NAME:  _______________________________

AGENCY:  _______________________________________________

ADDRESS:  ______________________________________________________________________

INSURANCE COMPANY:  _______________________________________________

POLICY NUMBER:  _______________________

EFFECTIVE DATES: ______________________________________________________________________

COMMENTS:  ______________________________________________________________________

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\I10.FC  TR-5156  PR-1 (M)

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

LOAN TYPE.  This is a Variable Rate Nondisclosable Loan to a Corporation for $3,724,840.78.  This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X	Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is:  To renew existing loan for another 5 years; amend the interest rate and payments terms; and convert loan to Swap/IRC.

FLOOD INSURANCE.  As reflected on Flood Map No. 06071C 8633F dated 08-28-2008, for the community of City of Rancho Cucamonga, the property that will secure the loan is not located in an area that has been identified by the Administrator of the Federal Emergency Management Agency as an area having special flood hazards.  Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $3,724,840.78 as follows:

Other Disbursements:

$3,724,840.78

$3,724,840.78 Outstanding Principal Balance

Note Principal:

$3,724,840.78

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:

$5,591.26

$5,587.26  Loan Fees

$4.00  Life of Loan Flood Fee

Other Charges Paid in Cash:

$37,887.38

$3,034.00  Title Insurance Fee (estimate)

$450.00  Environmental Fee

$9.00  Initial Flood Certification Fee

$250.00  Title Recording Fees (estimate)

$4,100.00  Appraisal Fee

$34,144.38  Interest payment due up to 2/15/2016 (estimate)

$-4,100.00  Borrower prepaid

Total Charges Paid in Cash:

$43,478.64

AUTOMATIC PAYMENTS.  Borrower hereby authorizes Lender automatically to deduct from Borrower's account, numbered _______________, the amount of any loan payment.  If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment.  At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

LOAN FEE DEDUCTION. Borrower authorizes Lender to deduct the fees and any other third party costs and expenses related to the Loan and charges above from Borrower's checking account number, ______________________________ with Lender, all without further consent of Borrower.  Lender is fully entitled to take such actions even if Borrower gives contrary instructions or demands to Lender.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS

AUTHORIZATION IS DATED JANUARY 8, 2016.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________ Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

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NOTICE OF FINAL AGREEMENT

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES,  (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND  (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan.  The term "Loan" means the following described loan:  a Variable Rate Nondisclosable Loan to a Corporation for $3,724,840.78.  This is a secured renewal loan.

Loan Agreement.  The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

- Disclosure of Right to Receive a Copy of an Appraisal

- Hazard Insurance Disclosure - CA

- Corporate Resolution: International Medication Systems, Limited	- Corporate Resolution: Amphastar Pharmaceuticals, Inc.

- Business Loan Agreement	- Change In Terms Agreement

- CA Commercial Guaranty: International Medication Systems, Limited	- CA Deed of Trust for Real Property located at 11530 6th Street, Rancho Cucamonga, CA 91730

- CA Assignment of Rents	- Agreement to Provide Insurance

- Disbursement Request and Authorization	- Notice of Final Agreement

Parties.  The term "Parties" means East West Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Amphastar Pharmaceuticals, Inc.
Grantor(s):	Amphastar Pharmaceuticals, Inc.
Guarantor 1:	International Medication Systems, Limited

Each Party who signs below, other than East West Bank, acknowledges, represents, and warrants to East West Bank that it has received, read and understood this Notice of Final Agreement.  This Notice is dated January 8, 2016.

BORROWER:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________ Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

GUARANTOR:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By: __________/s/JACK ZHANG________________ Jack Zhang, CEO of International Medication Systems, Limited	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of International Medication Systems, Limited

LENDER:

EAST WEST BANK

X ____          /s/REBECCA LEE_______________

Authorized Signer

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COMMERCIAL GUARANTY

Borrower:	Amphastar Pharmaceuticals, Inc. 11570 6th Street Rancho Cucamonga, CA 91730	Lender:	East West Bank Loan Servicing Department 9300 Flair Drive, 6th Floor El Monte, CA 91731

Guarantor:	International Medication Systems, Limited c/o Amphastar Pharmaceuticals, Inc. 11570 Sixth Street Rancho Cucamonga, CA 91730

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE.  For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents.  This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness.  Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents.  Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS.  The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys' fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative.  This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties.  Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY.  THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS.  ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY.  This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full.  If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing.  Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing.  Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation.  For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due.  For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness.  This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death.  Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect.  Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty.  A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.  Guarantor's obligations under this Guaranty shall be in addition to any of Guarantor's obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty.  It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty.  This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

SUPPLEMENTAL DEFINITION OF INDEBTEDNESS. In addition to the definition of “Indebtedness” stated above in this Guaranty, the word “Indebtedness” as used in this Guaranty shall also include Financial Contract (as defined herein) obligations.  "Financial Contract" means (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); or (2) any combination of the foregoing.  However, "Indebtedness" shall not include any Excluded Financial Contract Obligation (as defined herein).  “Excluded Financial Contract Obligation” means, with respect to any Guarantor, any Financial Contract obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Financial Contract obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Financial Contract obligation. If a Financial Contract obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Financial Contract Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

GUARANTOR'S AUTHORIZATION TO LENDER.  Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time:  (A)   prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower;  (B)  to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;  (C)  to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral;  (D)  to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose;  (E)  to determine how, when and what application of payments and credits shall be made on the Indebtedness;  (F)  to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;  (G)  to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and  (H)  to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES.  Guarantor represents and warrants to Lender that  (A)  no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;  (B)  this Guaranty is executed at Borrower's request and not at the request of Lender;  (C)  Guarantor has full power, right and authority to enter into this Guaranty;  (D)  the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor;  (E)  Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein;  (F)  upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided;  (G)  no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition;  (H)  no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;  (I)  Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and  (J)  Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition.  Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor  any information or documents acquired by Lender in the course of  its relationship with Borrower.

GUARANTOR'S WAIVERS.  Except as prohibited by applicable law, Guarantor waives any right to require Lender to  (A)  make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness;  (B)  proceed against any person, including Borrower, before proceeding against Guarantor;  (C)  proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor;  (D)  apply any payments or proceeds received against the Indebtedness in any order;  (E)  give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale;  (F)  disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or  (G)  pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of  (H)  any disability or other defense of Borrower, any other guarantor or surety or any other person;  (I)  the cessation from any cause whatsoever, other than payment in full, of the Indebtedness;  (J)  the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender;  (K)  any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise;  (L)  any statute of limitations in any action under this Guaranty or on the Indebtedness; or  (M)  any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower's obligation is secured by real property.  This means among other things:  (N)  Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.  (O)  If Lender forecloses on any real property collateral pledged by Borrower:  (1)  the amount of Borrower's obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.  (2)  Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.  This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section  580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law.  The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code.  Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender.  Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms.  Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

Guarantor's Understanding With Respect To Waivers.  Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

Subordination of Borrower's Debts to Guarantor.  Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent.  Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower.  In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness.  Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness.  If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender.  Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

Miscellaneous Provisions.  The following miscellaneous provisions are a part of this Guaranty:

AMENDMENTS.  This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty.  No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

ATTORNEYS' FEES; EXPENSES.  Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty.  Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS.  Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

GOVERNING LAW.  This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.

INTEGRATION.  Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty.  Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

INTERPRETATION.  In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them.  The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them.  If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced.  Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable.  If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

NOTICES.  Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty.  All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY."  Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.  Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

NO WAIVER BY LENDER.  Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty.  No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

SUCCESSORS AND ASSIGNS.  Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

WAIVE JURY.  To the extent permitted by applicable law, Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

CERTIFICATION OF ACCURACY. Guarantor certifies under penalty of perjury that all financial documents provided to Lender, which may include income statements, balance sheets, payable and receivable listings, inventory listings, rents rolls, and tax returns, are the most recent such documents prepared by Guarantor, that they give a complete and accurate statement of the financial condition of Guarantor, as of the dates of such statements, and that no material change has occurred since such time, except as disclosed to Lender in writing.  Guarantor agrees to notify Lender immediately of the extent and character of any material adverse change in the Guarantor's financial condition.  The financial documents shall constitute continuing representations of Guarantor and shall be construed by Lender to be continuing statements of the financial condition of Guarantor and to be new and original statement of all assets and liabilities of Guarantor with respect to each advance under the Indebtedness and every other transaction in which Guarantor or Borrower becomes obligated to Lender until Guarantor advises Lender to the contrary.   The financial documents are being given to induce Lender to extend credit and Lender is relying upon such documents.  Lender may verify with third parties any information contained in financial documents delivered to Lender, obtain information from others, and ask and answer questions and requests seeking credit experience about the undersigned.

JUDICIAL REFERENCE. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

ORAL AGREEMENTS NOT EFFECTIVE. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

Definitions.  The following capitalized words and terms shall have the following meanings when used in this Guaranty.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

BORROWER.  The word "Borrower" means Amphastar Pharmaceuticals, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GUARANTOR.  The word "Guarantor" means everyone signing this Guaranty, including without limitation International Medication Systems, Limited, and in each case, any signer's successors and assigns.

GUARANTY.  The word "Guaranty" means this guaranty from Guarantor to Lender.

INDEBTEDNESS.  The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

LENDER.  The word "Lender" means East West Bank, its successors and assigns.

NOTE.  The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

RELATED DOCUMENTS.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS.  IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY".  NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.  THIS GUARANTY IS DATED JANUARY 8, 2016.

GUARANTOR:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By: __________/s/JACK ZHANG________________ Jack Zhang, CEO of International Medication Systems, Limited	By: _________/s/WILLIAM J. PETERS____________ William J. Peters, CFO of International Medication Systems, Limited

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\E20.FC  TR-5156  PR-1 (M)

RECORDATION REQUESTED BY:

East West Bank

Loan Servicing Department

9300 Flair Drive, 6th Floor

El Monte, CA  91731

WHEN RECORDED MAIL TO:

East West Bank

Loan Service Department

9300 Flair Drive, 6th Floor

El Monte, CA  91731

SEND TAX NOTICES TO:

Amphastar Pharmaceuticals, Inc.

11570 6th Street

Rancho Cucamonga, CA  91730

FOR RECORDER'S USE ONLY

DEED OF TRUST

THIS DEED OF TRUST is dated January 8, 2016, among AMPHASTAR PHARMACEUTICALS, INC., A CALIFORNIA CORPORATION, whose address is 11570 6th Street, Rancho Cucamonga, CA  91730 ("Trustor"); East West Bank, whose address is Loan Servicing Department, 9300 Flair Drive, 6th Floor, El Monte, CA  91731 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and EAST WEST INVESTMENT INC., A CALIFORNIA CORPORATION, whose address is 415 HUNTINGTON DRIVE, SAN MARINO, CA  91108 (referred to below as "Trustee").

CONVEYANCE AND GRANT.  For valuable consideration, Trustor irrevocably grants, transfers and assigns to Trustee in trust, with power of sale, for the benefit of Lender as Beneficiary, all of Trustor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the "Real Property") located in San Bernardino County, State of California:

See Exhibit "A", which is attached to this Deed of Trust and made a part of this Deed of Trust as if fully set forth herein.

The Real Property or its address is commonly known as  11530 6th Street, Rancho Cucamonga, CA  91730.  The Assessor's Parcel Number for the Real Property is 0229-262-37-0-000

The following DEFINITION is hereby added to the Agreement:

Interest Rate Derivative Documentation. The words "Interest Rate Derivative Documentation" mean each trade confirmation, and the international swaps and derivative association master and schedule agreement executed in connection with the Indebtedness.

The DEFINITION of "Related Documents" is hereby amended to read as follows:

Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, Interest Rate Derivative Documentation, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness; except that the words do not mean any guaranty or environmental agreement, whether now or hereafter existing, executed in connection with the Indebtedness.

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property.  This is an absolute assignment of Rents made in connection with an obligation secured by real property pursuant to California Civil Code Section 2938.  In addition, Trustor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE  (A)  PAYMENT OF THE INDEBTEDNESS AND  (B)  PERFORMANCE OF ANY AND ALL OBLIGATIONS OF THE TRUSTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST.  THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE.  Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY.  Trustor agrees that Trustor's possession and use of the Property shall be governed by the following provisions:

Possession and Use.  Until the occurrence of an Event of Default, Trustor may  (1)  remain in possession and control of the Property;  (2)  use, operate or manage the Property; and  (3)  collect the Rents from the Property.

Duty to Maintain.  Trustor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws.  Trustor represents and warrants to Lender that:  (1)  During the period of Trustor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property;  (2)  Trustor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing,  (a)  any breach or violation of any Environmental Laws,  (b)  any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or  (c)  any actual or threatened litigation or claims of any kind by any person relating to such matters; and  (3)  Except as previously disclosed to and acknowledged by Lender in writing,  (a)  neither Trustor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and  (b)  any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws.  Trustor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Trustor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust.  Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Trustor or to any other person.  The representations and warranties contained herein are based on Trustor's due diligence in investigating the Property for Hazardous Substances.  Trustor hereby  (1)  releases and waives any future claims against Lender for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any such laws; and  (2)  agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Trustor's ownership or interest in the Property, whether or not the same was or should have been known to Trustor.  The provisions of this section of the Deed of Trust, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance, Waste.  Trustor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property.  Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent.

Removal of Improvements.  Trustor shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent.  As a condition to the removal of any Improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender's Right to Enter.  Lender and Lender's agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Real Property for purposes of Trustor's compliance with the terms and conditions of this Deed of Trust.

Compliance with Governmental Requirements.  Trustor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act.  Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized.  Lender may require Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect.  Trustor agrees neither to abandon or leave unattended the Property.  Trustor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER.  Lender may, at Lender's option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property.  A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property.  If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Trustor.  However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

TAXES AND LIENS.  The following provisions relating to the taxes and liens on the Property are part of this Deed of Trust:

Payment.  Trustor shall pay when due (and in all events at least ten (10) days prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property.  Trustor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

Right to Contest.  Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized.  If a lien arises or is filed as a result of nonpayment, Trustor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Trustor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien.  In any contest, Trustor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property.  Trustor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment.  Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction.  Trustor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials and the cost exceeds $10,000.00.  Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE.  The following provisions relating to insuring the Property are a part of this Deed of Trust.

Maintenance of Insurance.  Trustor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender.  Trustor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Trustee and Lender being named as additional insureds in such liability insurance policies.  Additionally, Trustor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require.  Notwithstanding the foregoing, in no event shall Trustor be required to provide hazard insurance in excess of the replacement value of the improvements on the Real Property.  Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender.  Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender.  Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Trustor or any other person.  Should the Real Property be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

Application of Proceeds.  Trustor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $10,000.00.  Lender may make proof of loss if Trustor fails to do so within fifteen (15) days of the casualty.  If in Lender's sole judgment Lender's security interest in the Property has been impaired, Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property.  If the proceeds are to be applied to restoration and repair, Trustor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender.  Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Trustor from the proceeds for the reasonable cost of repair or restoration if Trustor is not in default under this Deed of Trust.  Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness.  If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Trustor as Trustor's interests may appear.

Trustor's Report on Insurance.  Upon request of Lender, however not more than once a year, Trustor shall furnish to Lender a report on each existing policy of insurance showing:  (1)  the name of the insurer;  (2)  the risks insured;  (3)  the amount of the policy;  (4)  the property insured, the then current replacement value of such property, and the manner of determining that value; and  (5)  the expiration date of the policy.  Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER'S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Trustor fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Trustor's failure to discharge or pay when due any amounts Trustor is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Trustor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Trustor.  All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand;  (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either  (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be due and payable at the Note's maturity.  The Deed of Trust also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE.  The following provisions relating to ownership of the Property are a part of this Deed of Trust:

Title.  Trustor warrants that:  (a) Trustor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and  (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title.  Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons.  In the event any action or proceeding is commenced that questions Trustor's title or the interest of Trustee or Lender under this Deed of Trust, Trustor shall defend the action at Trustor's expense.  Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws.  Trustor warrants that the Property and Trustor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and Warranties.  All representations, warranties, and agreements made by Trustor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall remain in full force and effect until such time as Trustor's Indebtedness shall be paid in full.

CONDEMNATION.  The following provisions relating to eminent domain and inverse condemnation proceedings are a part of this Deed of Trust:

Proceedings.  If any eminent domain or inverse condemnation proceeding is commenced affecting the Property, Trustor shall promptly notify Lender in writing, and Trustor shall promptly take such steps as may be necessary to pursue or defend the action and obtain the award.  Trustor may be the nominal party in any such proceeding, but Lender shall be entitled, at its election, to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds.  If any award is made or settlement entered into in any condemnation proceedings affecting all or any part of the Property or by any proceeding or purchase in lieu of condemnation, Lender may at its election, and to the extent permitted by law, require that all or any portion of the award or settlement be applied to the Indebtedness and to the repayment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation proceedings.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES.  The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

Current Taxes, Fees and Charges.  Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property.  Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

Taxes.  The following shall constitute taxes to which this section applies:  (1)  a specific tax upon this type of Deed of Trust or upon all or any part of the  Indebtedness secured by this Deed of Trust;  (2)  a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust;  (3)  a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and  (4)  a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Trustor.

Subsequent Taxes.  If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either  (1)  pays the tax before it becomes delinquent, or  (2)  contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS.  The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

Security Agreement.  This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest.  Upon request by Lender, Trustor shall take whatever action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property.  Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest.  Upon default, Trustor shall not remove, sever or detach the Personal Property from the Property.  Upon default, Trustor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses.  The mailing addresses of Trustor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this

Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT.  The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

Further Assurances.  At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve  (1)   Trustor's obligations under the Note, this Deed of Trust, and the Related Documents, and  (2)   the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Trustor.  Unless prohibited by law or Lender agrees to the contrary in writing, Trustor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact.  If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor's expense.  For such purposes, Trustor hereby irrevocably appoints Lender as Trustor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE.  If Trustor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property.  Lender may charge Trustor a reasonable reconveyance fee at the time of reconveyance.

EVENTS OF DEFAULT.  Each of the following, at Lender's option, shall constitute an Event of Default under this Deed of Trust:

Payment Default.  Trustor fails to make any payment when due under the Indebtedness.

Other Defaults.  Trustor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Deed of Trust or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Trustor.

Compliance Default.  Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

Default on Other Payments.  Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Default in Favor of Third Parties.  Should Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's ability to repay the Indebtedness or Grantor's ability to perform Grantor's obligations under this Deed of Trust or any of the Related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Trustor or on Trustor's behalf under this Deed of Trust or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization.  This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency.  The dissolution or termination of Trustor's existence as a going business, the insolvency of Trustor, the appointment of a receiver for any part of Trustor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Trustor.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any property securing the Indebtedness.  This includes a garnishment of any of Trustor's accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Trustor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Breach of Other Agreement.  Any breach by Trustor under the terms of any other agreement between Trustor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Trustor to Lender, whether existing now or later.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change.  A material adverse change occurs in Trustor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Right to Cure.  If any default, other than a default in payment, is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured if Trustor, after Lender sends written notice to Trustor demanding cure of such default:  (1)  cures the default within fifteen (15) days; or  (2)  if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT.  If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Election of Remedies.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust, after Trustor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

Foreclosure by Sale.  Upon an Event of Default under this Deed of Trust, Beneficiary may declare the entire Indebtedness secured by this Deed of Trust immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record.  Beneficiary also shall deposit with Trustee this Deed of Trust, the Note, other documents requested by Trustee, and all documents evidencing expenditures secured hereby.  After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale.  Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement in accordance with applicable law.  Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied.  The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.  Any person, including Trustor, Trustee or Beneficiary may purchase at such sale.  After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of:  all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

Judicial Foreclosure.  With respect to all or any part of the Real Property, Lender shall have the right in lieu of foreclosure by power of sale to foreclose by judicial foreclosure in accordance with and to the full extent provided by California law.

UCC Remedies.  With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, including without limitation the right to recover any deficiency in the manner and to the full extent provided by California law.

Collect Rents.  Lender shall have the right, without notice to Trustor to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness.  In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender.  If the Rents are collected by Lender, then Trustor irrevocably designates Lender as Trustor's attorney-in-fact to endorse instruments received in payment thereof in the name of Trustor and to negotiate the same and collect the proceeds.  Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed.  Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness.  The receiver may serve without bond if permitted by law.  Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount.  Employment by Lender shall not disqualify a person from serving as a receiver.

Tenancy at Sufferance.  If Trustor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Trustor, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either  (1)  pay a reasonable rental for the use of the Property, or  (2)  vacate the Property immediately upon the demand of Lender.

Other Remedies.  Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or available at law or in equity.

Notice of Sale.  Lender shall give Trustor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made.  Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition.  Any sale of the Personal Property may be made in conjunction with any sale of the Real Property.

Sale of the Property.  To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshalled.  In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales.  Lender shall be entitled to bid at any public sale on all or any portion of the Property.

Attorneys' Fees; Expenses.  If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal.  Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid.  Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law.  Trustor also will pay any court costs, in addition to all other sums provided by law.

Rights of Trustee.  Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE.  The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust:

Powers of Trustee.  In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor:  (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public;  (b) join in granting any easement or creating any restriction on the Real Property; and  (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

Obligations to Notify.  Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Trustor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

Trustee.  Trustee shall meet all qualifications required for Trustee under applicable law.  In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

Successor Trustee.  Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed under this Deed of Trust by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of San Bernardino County, State of California.  The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest.  The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law.  This procedure for substitution of Trustee shall govern to the exclusion of all other provisions for substitution.

Acceptance by Trustee.  Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

NOTICES.  Any notice required to be given under this Deed of Trust shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust.  Trustor requests that copies of any notices of default and sale be directed to Trustor's address shown near the beginning of this Deed of Trust.  All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust.  Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Trustor agrees to keep Lender informed at all times of Trustor's current address.  Unless otherwise provided or required by law, if there is more than one Trustor, any notice given by Lender to any Trustor is deemed to be notice given to all Trustors.

STATEMENT OF OBLIGATION FEE.  Lender may collect a fee, not to exceed the maximum amount permitted by law, for furnishing the statement of obligation as provided by Section 2943 of the Civil Code of California.

JUDICIAL REFERENCE. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

ORAL AGREEMENTS NOT EFFECTIVE. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Deed of Trust:

Amendments.  This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust.  No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports.  If the Property is used for purposes other than Trustor's residence, Trustor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Trustor's previous fiscal year in such form and detail as Lender shall require.  "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Caption Headings.  Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Merger.  There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Governing Law.  This Deed of Trust will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.  This Deed of Trust has been accepted by Lender in the State of California.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust.  No prior waiver by Lender, nor any course of dealing between Lender and Trustor, shall constitute a waiver of any of Lender's rights or of any of Trustor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability.  If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the legality, validity or enforceability of any other provision of this Deed of Trust.

Successors and Assigns.  Subject to any limitations stated in this Deed of Trust on transfer of Trustor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Property becomes vested in a person other than Trustor, Lender, without notice to Trustor, may deal with Trustor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Trustor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time is of the Essence.  Time is of the essence in the performance of this Deed of Trust.

Waive Jury.  To the extent permitted by applicable law, all parties to this Deed of Trust hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Deed of Trust.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary.  The word "Beneficiary" means East West Bank, and its successors and assigns.

Borrower.  The word "Borrower" means Amphastar Pharmaceuticals, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Deed of Trust.  The words "Deed of Trust" mean this Deed of Trust among Trustor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Default.  The word "Default" means the Default set forth in this Deed of Trust in the section titled "Default".

Environmental Laws.  The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of Trust.

Guarantor.  The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances.  The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled.  The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.  The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements.  The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness.  The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Trustor's obligations or expenses incurred by Trustee or Lender to enforce Trustor's obligations under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

Lender.  The word "Lender" means East West Bank, its successors and assigns.

Note.  The word "Note" means the Promissory Note dated September 13, 2005 and Change In Terms Agreement dated January 8, 2016 in the principal amount of $3,724,840.78, from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the promissory note or agreement. NOTICE TO TRUSTOR:  THE NOTE CONTAINS A VARIABLE INTEREST RATE.

Personal Property.  The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.  However, should the Real Property be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area, Personal Property is limited to only those items specifically covered (currently or hereafter) by Coverage A of the standard flood insurance policy issued in accordance with the National Flood Insurance Program or under equivalent coverage similarly issued by a private insurer to satisfy the National Flood Insurance Act (as amended).

Property.  The word "Property" means collectively the Real Property and the Personal Property.

Real Property.  The words "Real Property" mean the real property, interests and rights, as further described in this Deed of Trust.

Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness; except that the words do not mean any guaranty or environmental agreement, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents.  The word "Rents" means all present and future leases, rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property together with the cash proceeds of the Rents.

Trustee.  The word "Trustee" means EAST WEST INVESTMENT INC., A CALIFORNIA CORPORATION, whose address is 415 HUNTINGTON DRIVE, SAN MARINO, CA  91108 and any substitute or successor trustees.

Trustor.  The word "Trustor" means Amphastar Pharmaceuticals, Inc..

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND TRUSTOR AGREES TO ITS TERMS, INCLUDING THE VARIABLE RATE PROVISIONS OF THE NOTE SECURED BY THIS DEED OF TRUST.

TRUSTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________

Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.

By: _________/s/WILLIAM J. PETERS____________

William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

_________________________________________________________________

CERTIFICATE OF ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy or validity of that document.

STATE OF ____California________________________	)

) SS

COUNTY OF ____San Bernardino__________________	)

On_  January 22_________________________________, 2016_____ before me,___E.R. Moreno, Notary Public_________________________,

                                                                                                      (here insert name and title of the officer)

personally appeared Jack Zhang and William J. Peters, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______/s/E.R. Moreno_____________________________________

(Seal)

_________________________________________________________________

(DO NOT RECORD)

REQUEST FOR FULL RECONVEYANCE

(To be used only when obligations have been paid in full)

To: _____________________________________________, Trustee

The undersigned is the legal owner and holder of all Indebtedness secured by this Deed of Trust.  All sums secured by this Deed of Trust have been fully paid and satisfied.  You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust or pursuant to any applicable statute, to cancel the Note secured by this Deed of Trust (which is delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust.  Please mail the reconveyance and Related Documents to:

__________________________________________________________________________________________.

Date: _____________________________________________	Beneficiary: ______________________________

By: __________________________

Its: __________________________

________________________________________________________________________

________________________________________________________________________

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\G01.FC  TR-5156  PR-1 (M)

RECORDATION REQUESTED BY:

East West Bank

Loan Servicing Department

9300 Flair Drive, 6th Floor

El Monte, CA  91731

WHEN RECORDED MAIL TO:

East West Bank

Loan Service Department

9300 Flair Drive, 6th Floor

El Monte, CA  91731

SEND TAX NOTICES TO:

Amphastar Pharmaceuticals, Inc.

11570 6th Street

Rancho Cucamonga, CA  91730

FOR RECORDER'S USE ONLY

ASSIGNMENT OF RENTS

THIS ASSIGNMENT OF RENTS dated January 8, 2016, is made and executed between AMPHASTAR PHARMACEUTICALS, INC., A CALIFORNIA CORPORATION, whose address is 11570 6th Street, Rancho Cucamonga, CA  91730 (referred to below as "Grantor") and East West Bank, whose address is 9300 Flair Drive, 6th Floor, El Monte, CA  91731 (referred to below as "Lender").

ASSIGNMENT.  For valuable consideration, Grantor hereby assigns, grants a continuing security interest in, and conveys to Lender all of Grantor's right, title, and interest in and to the Rents from the following described Property located in San Bernardino County, State of California:

See Exhibit "A", which is attached to this Assignment and made a part of this Assignment as if fully set forth herein.

The Property or its address is commonly known as  11530 6th Street, Rancho Cucamonga, CA  91730.  The Assessor's Parcel Number for the Property is 0229-262-37-0-000

The following DEFINITION is hereby added to the Agreement:

Interest Rate Derivative Documentation. The words "Interest Rate Derivative Documentation" mean each trade confirmation, and the international swaps and derivative association master and schedule agreement executed in connection with the Indebtedness.

The DEFINITION of "Related Documents" is hereby amended to read as follows:

Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, Interest Rate Derivative Documentation, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness; except that the words do not mean any guaranty or environmental agreement, whether now or hereafter existing, executed in connection with the Indebtedness.

This is an absolute assignment of Rents made in connection with an obligation secured by property pursuant to California Civil Code section 2938.

THIS ASSIGNMENT IS GIVEN TO SECURE  (1) PAYMENT OF THE INDEBTEDNESS AND  (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THIS ASSIGNMENT, AND THE RELATED DOCUMENTS.  THIS ASSIGNMENT IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE.  Except as otherwise provided in this Assignment or any Related Documents, Grantor shall pay to Lender all amounts secured by this Assignment as they become due, and shall strictly perform all of Grantor's obligations under this Assignment.  Unless and until Lender exercises its right to collect the Rents as provided below and so long as there is no default under this Assignment, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents, provided that the granting of the right to collect the Rents shall not constitute Lender's consent to the use of cash collateral in a bankruptcy proceeding.

GRANTOR'S REPRESENTATIONS AND WARRANTIES.  Grantor warrants that:

Ownership.  Grantor is entitled to receive the Rents free and clear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Assign.  Grantor has the full right, power and authority to enter into this Assignment and to assign and convey the Rents to Lender.

No Prior Assignment.  Grantor has not previously assigned or conveyed the Rents to any other person by any instrument now in force.

No Further Transfer.  Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Rents except as provided in this Assignment.

LENDER'S RIGHT TO RECEIVE AND COLLECT RENTS.  Lender shall have the right at any time, and even though no default shall have occurred under this Assignment, to collect and receive the Rents.  For this purpose, Lender is hereby given and granted the following rights, powers and authority:

Notice to Tenants.  Lender may send notices to any and all tenants of the Property advising them of this Assignment and directing all Rents to be paid directly to Lender or Lender's agent.

Enter the Property.  Lender may enter upon and take possession of the Property; demand, collect and receive from the tenants or from any other persons liable therefor, all of the Rents; institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property; collect the Rents and remove any tenant or tenants or other persons from the Property.

Maintain the Property.  Lender may enter upon the Property to maintain the Property and keep the same in repair; to pay the costs thereof and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition, and also to pay all taxes, assessments and water utilities, and the premiums on fire and other insurance effected by Lender on the Property.

Compliance with Laws.  Lender may do any and all things to execute and comply with the laws of the State of California and also all other laws, rules, orders, ordinances and requirements of all other governmental agencies affecting the Property.

Lease the Property.  Lender may rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate.

Employ Agents.  Lender may engage such agent or agents as Lender may deem appropriate, either in Lender's name or in Grantor's name, to rent and manage the Property, including the collection and application of Rents.

Other Acts.  Lender may do all such other things and acts with respect to the Property as Lender may deem appropriate and may act exclusively and solely in the place and stead of Grantor and to have all of the powers of Grantor for the purposes stated above.

No Requirement to Act.  Lender shall not be required to do any of the foregoing acts or things, and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing.

APPLICATION OF RENTS.  All costs and expenses incurred by Lender in connection with the Property shall be for Grantor's account and Lender may pay such costs and expenses from the Rents.  Lender, in its sole discretion, shall determine the application of any and all Rents received by it; however, any such Rents received by Lender which are not applied to such costs and expenses shall be applied to the Indebtedness.  All expenditures made by Lender under this Assignment and not reimbursed from the Rents shall become a part of the Indebtedness secured by this Assignment, and shall be payable on demand, with interest at the Note rate from date of expenditure until paid.

FULL PERFORMANCE.  If Grantor pays all of the Indebtedness when due and otherwise performs all the obligations imposed upon Grantor under this Assignment, the Note, and the Related Documents, Lender shall execute and deliver to Grantor a suitable satisfaction of this Assignment and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Property.  Any termination fee required by law shall be paid by Grantor, if permitted by applicable law.

LENDER'S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Assignment or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Assignment or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Rents or the Property and paying all costs for insuring, maintaining and preserving the Property.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor.  All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand;  (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either  (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be due and payable at the Note's maturity.  The Assignment also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT.  Each of the following, at Lender's option, shall constitute an Event of Default under this Assignment:

Payment Default.  Grantor fails to make any payment when due under the Indebtedness.

Other Defaults.  Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Assignment or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default on Other Payments.  Failure of Grantor within the time required by this Assignment to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Default in Favor of Third Parties.  Any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor's or Grantor's property or ability to perform their respective obligations under this Assignment or any of the Related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Assignment or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization.  This Assignment or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency.  The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Rents or any property securing the Indebtedness.  This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Property Damage or Loss.  The Property is lost, stolen, substantially damaged, sold, or borrowed against.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change.  A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Cure Provisions.  If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Assignment within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Grantor demanding cure of such default:  (1)  cures the default within fifteen (15) days; or  (2)  if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT.  Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Accelerate Indebtedness.  Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment fee that Grantor would be required to pay.

Collect Rents.  Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness.  In furtherance of this right, Lender shall have all the rights provided for in the Lender's Right to Receive and Collect Rents Section, above.  If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds.  Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed.  Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness.  The receiver may serve without bond if permitted by law.  Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount.  Employment by Lender shall not disqualify a person from serving as a receiver.

Other Remedies.  Lender shall have all other rights and remedies provided in this Assignment or the Note or by law.

Election of Remedies.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Assignment, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

Attorneys' Fees; Expenses.  If Lender institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal.  Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid.  Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law.  Grantor also will pay any court costs, in addition to all other sums provided by law.

JUDICIAL REFERENCE. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

ORAL AGREEMENTS NOT EFFECTIVE. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Assignment:

Amendments.  This Assignment, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment.  No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Caption Headings.  Caption headings in this Assignment are for convenience purposes only and are not to be used to interpret or define the provisions of this Assignment.

Governing Law.  This Assignment will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions.  This Assignment has been accepted by Lender in the State of California.

Merger.  There shall be no merger of the interest or estate created by this assignment with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Interpretation.  (1)   In all cases where there is more than one Borrower or Grantor, then all words used in this Assignment in the singular

shall be deemed to have been used in the plural where the context and construction so require.  (2)   If more than one person signs this Assignment as "Grantor," the obligations of each Grantor are joint and several.  This means that if Lender brings a lawsuit, Lender may sue any one or more of the Grantors.  If Borrower and Grantor are not the same person, Lender need not sue Borrower first, and that Borrower need not be joined in any lawsuit.  (3)   The names given to paragraphs or sections in this Assignment are for convenience purposes only. They are not to be used to interpret or define the provisions of this Assignment.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Assignment unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Assignment shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Assignment.  No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices.  Any notice required to be given under this Assignment shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Assignment.  Any party may change its address for notices under this Assignment by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address.  Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Powers of Attorney.  The various agencies and powers of attorney conveyed on Lender under this Assignment are granted for purposes of security and may not be revoked by Grantor until such time as the same are renounced by Lender.

Severability.  If a court of competent jurisdiction finds any provision of this Assignment to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable.  If the offending provision cannot be so modified, it shall be considered deleted from this Assignment.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Assignment shall not affect the legality, validity or enforceability of any other provision of this Assignment.

Successors and Assigns.  Subject to any limitations stated in this Assignment on transfer of Grantor's interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Assignment and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Assignment or liability under the Indebtedness.

Time is of the Essence.  Time is of the essence in the performance of this Assignment.

Waive Jury.  To the extent permitted by applicable law, all parties to this Assignment hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

Waiver of Right of Redemption.  NOTWITHSTANDING ANY OF THE PROVISIONS TO THE CONTRARY CONTAINED IN THIS ASSIGNMENT, GRANTOR HEREBY WAIVES ANY AND ALL RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR JUDGMENT OF FORECLOSURE ON GRANTOR'S BEHALF AND ON BEHALF OF EACH AND EVERY PERSON, EXCEPT JUDGMENT CREDITORS OF GRANTOR, ACQUIRING ANY INTEREST IN OR TITLE TO THE PROPERTY SUBSEQUENT TO THE DATE OF THIS ASSIGNMENT.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Assignment.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Uniform Commercial Code:

Assignment.  The word "Assignment" means this ASSIGNMENT OF RENTS, as this ASSIGNMENT OF RENTS may be amended or modified from time to time, together with all exhibits and schedules attached to this ASSIGNMENT OF RENTS from time to time.

Borrower.  The word "Borrower" means Amphastar Pharmaceuticals, Inc..

Default.  The word "Default" means the Default set forth in this Assignment in the section titled "Default".

Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Assignment in the default section of this Assignment.

Grantor.  The word "Grantor" means Amphastar Pharmaceuticals, Inc..

Guarantor.  The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness.  The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Lender to enforce Grantor's obligations under this Assignment, together with interest on such amounts as provided in this Assignment.

Lender.  The word "Lender" means East West Bank, its successors and assigns.

Note.  The word "Note" means the Promissory Note dated September 13, 2005 and Change In Terms Agreement dated January 8, 2016 in the principal amount of $3,724,840.78, from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the promissory note or agreement.

Property.  The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Assignment" section of this Assignment.

Related Documents.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness; except that the words do not mean any guaranty or environmental agreement, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents.  The word "Rents" means all of Grantor's present and future rights, title and interest in, to and under any and all present and future leases, including, without limitation, all rents, revenue, income, issues, royalties, bonuses, accounts receivable, cash or security deposits, advance rentals, profits and proceeds from the Property, and other payments and benefits derived or to be derived from such leases of every kind and nature, whether due now or later, including without limitation Grantor's right to enforce such leases and to receive and collect payment and proceeds thereunder.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT, AND NOT PERSONALLY BUT AS AN AUTHORIZED SIGNER, HAS CAUSED THIS ASSIGNMENT TO BE SIGNED AND EXECUTED ON BEHALF OF GRANTOR ON JANUARY 8, 2016.

GRANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By: __________/s/JACK ZHANG________________

Jack Zhang, CEO of Amphastar Pharmaceuticals, Inc.

By: _________/s/WILLIAM J. PETERS____________

William J. Peters, CFO of Amphastar Pharmaceuticals, Inc.

_________________________________________________________________

CERTIFICATE OF ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy or validity of that document.

STATE OF ____California________________________	)

) SS

COUNTY OF ____San Bernardino__________________	)

On _  January 22____________________________,  2016_____ before me, ,___E.R. Moreno, Notary Public_________________________,

                                                                                                                        (here insert name and title of the officer)

personally appeared Jack Zhang and William J. Peters, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _______/s/E.R. Moreno_____________________________________

(Seal)

________________________________________________________________________

________________________________________________________________________

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\G14.FC  TR-5156  PR-1 (M)